SBH EQUITY FUND Investor Class CIAOX Summary Prospectus October 30, 2026 www.cisbh.com

Before you invest, you may want to review the SBH Equity Fund’s (the “Fund”) Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Statutory Prospectus and SAI dated October 30, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, SAI, reports to shareholders, and other information about the Fund online at www.cisbh.com. You can also get this information at no cost by calling 1-866-205-0523.

Investment Objective
The Fund seeks to achieve long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Other Expenses	0.28%
Total Annual Fund Operating Expenses(1)	0.96%
(1)Total Annual Fund Operating Expenses do not correlate to the Expense Ratios provided in the Financial Highlights section of the statutory prospectus, which reflect the actual operating expenses of the Fund and do not include 0.01% that is attributed to acquired fund fees and expenses (“AFFE”).
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$98	$306	$531	$1,178
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies whose common stock is traded on U.S. markets, including depositary receipts (ADRs) or shares issued by companies incorporated outside of the United States. Segall Bryant & Hamill, LLC (d/b/a CI SBH Asset Management) (the “Advisor”) invests the Fund’s assets opportunistically based on market information and does not limit its investment analysis to value, growth, or core (exhibiting neither overwhelming growth nor value attributes) investment styles. The Advisor believes that returns in excess of general market returns can be achieved by actively managing investment portfolios. The Fund invests in companies that the Advisor believes have strong investment return potential relative to their value.
The Advisor’s investment process is driven by fundamental research utilizing a combination of external and proprietary research in its selection process. Through a combination of quantitative analysis (which encompasses techniques such as evaluation of financial data or statistical/mathematical modeling), fundamental analysis (which includes assessments of a company’s holdings or key characteristics, as well as broader economic factors) and experienced judgment, the Advisor seeks to identify companies that have historically generated, or are positioned to generate, strong returns on investments.
The Fund may also invest in cash, cash equivalents, and money market instruments typically between 0-10% of the Fund’s assets. If the market advances during periods when the Fund is holding a larger cash position within this range, the Fund may not realize as significant a gain as it would otherwise have, had it been more fully invested.
The Fund will consider selling stocks in its portfolio when the stock reaches its target, fundamentals supporting the stock’s value deteriorate, and/or better investment alternatives exist.
The Fund may from time to time emphasize investments in certain sectors of the market. As of the date of this Prospectus, the Fund expects to invest a significant portion of its assets in securities of companies in the information technology sector. The information technology sector is comprised of companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments, and semiconductors and related equipment and materials. As of June 30, 2026, 48.3% of the Fund’s net assets were invested in the manufacturing sector.
The Fund is non-diversified.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective. There is the risk that you could lose all or a portion of your investment in the Fund. The following risks are considered principal and could adversely affect the value of your investment in the Fund.
•Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; market instability; financial system instability; debt crises and downgrades; embargoes; tariffs; sanctions and other trade barriers; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.
•Equity Securities Risk. The value of the Fund’s shares will go up or down based on the movement of the overall stock market and the value of the individual securities held by the Fund, both of which can sometimes be volatile.
•Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (“1940 Act”). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than a more diversified fund.
•Sector Emphasis Risks. Securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio.
◦Manufacturing Sector Risks. Companies focused on manufacturing activities may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.
◦Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss, or impairment of, or inability to enforce, these rights may adversely affect the profitability of these companies.
•Management Risk. The Fund’s ability to achieve its investment objective depends on the ability of the Advisor to correctly identify economic trends and select stocks.
•Depositary Receipt Risk. The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply, and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
•Non-U.S. Investment Risk. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

•Uninvested Cash Risk. When the Fund holds a significant amount of cash and highly-rated short-term fixed income securities, it may not meet its investment objective and the Fund’s performance may significantly lag that of market indices which, by definition, are composed of groups of securities without a cash component.
• Money Market Funds Risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Fund may lose money by investing in money market funds. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund. To the extent the Fund invests in a money market fund for its cash position, there will be some duplication of expenses because the Fund will bear its pro rata portion of such money market fund’s advisor fees and operational expenses.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, and prevent shareholders from redeeming their shares.
•Tax Risks. The Fund intends to qualify each year as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute substantially all of its net investment income and net capital gains. If the Fund fails to qualify as a RIC or to satisfy the required distribution levels, the Fund would be subject to U.S. federal income tax at the Fund level, and distributions from the Fund could also be taxable to shareholders at applicable tax rates, which could materially reduce the Fund’s net assets and return. Even if the Fund qualifies as a RIC, Fund distributions generally will be taxable to shareholders at applicable U.S. federal income tax rates, whether shareholders receive them in cash or reinvest them in additional shares of the Fund. The Fund’s investments in securities of non-U.S. issuers may subject the Fund to foreign withholding and other foreign taxes on income, gains and proceeds, which may reduce the Fund’s return.
Who May Want to Invest in the Fund?
The Fund may be appropriate for investors who:
•Are pursuing a long-term goal such as retirement;
•Want to add an investment with growth potential to diversify their investment portfolio; or
•Are willing to accept higher short-term risk along with a higher potential for long-term growth.
Performance
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the annual returns for the Fund from year to year. The table shows how the Fund’s average annual returns for the 1-, 5- and 10-year periods compare with those of a broad measure of market performance. The Fund’s returns through June 29, 2026 as reflected in the bar chart and table are those of the Fund when it was managed by a different investment adviser, Capital Advisors, Inc., and followed different investment strategies. Effective October 30, 2026, the Fund changed its classification from a diversified fund to a non-diversified fund. Given the change in the Fund’s classification, future performance may vary.
The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.cisbh.com or by calling the Fund toll-free at 1-866-205-0523.

Calendar Year Total Returns as of December 31
The Fund’s year-to-date return as of June 30, 2026 was 7.39%
During the period of time shown in the bar chart, the Fund’s highest quarterly return was 22.56% for the quarter ended June 30, 2020, and the lowest quarterly return was -16.20% for the quarter ended June 30, 2022.

Average Annual Total Returns (For the periods ended December 31, 2025)	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	16.49%	11.99%	13.91%
Return After Taxes on Distributions	15.32%	10.79%	12.66%
Return After Taxes on Distributions and Sale of Fund Shares	10.56%	9.38%	11.31%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).
Management
Investment Advisor. Segall Bryant & Hamill, LLC (d/b/a CI SBH Asset Management) is the investment advisor to the Fund.
Portfolio Manager. Suresh Rajagopal, CFA, Director of All Cap Strategies, is the portfolio manager responsible for the day-to-day management of the Fund. Mr. Rajagopal has managed the Fund since June 29, 2026.
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (SBH Equity Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by telephone at 1-866-205-0523 or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Regular	$5,000	$250
Retirement Plan Accounts	$500	$100
Automatic Investment Plan	$1,000	$100
Tax Information
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as an IRA or 401(k) plan. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.